UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549
                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 25, 2003


                                 MEDIA 100 INC.
                                 --------------
               (Exact name of Registrant as specified in charter)

           DELAWARE                0-14779              04-2532613
           --------                -------              ----------
     (State or other            (Commission File      (I.R.S. Employer
         jurisdiction)              Number)          Identification No.)


             450 DONALD LYNCH BOULEVARD, MARLBOROUGH, MA 01752-4748
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (508) 460-1600
                                 --------------
                Registrant's Telephone number including area code

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On November 25, 2003, Media 100 Inc. issued a press release announcing the Company's movement from the NASDAQ SmallCap Market to the OTC Bulletin Board. The full text of that press release is attached as Exhibit 99.1 hereto.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MEDIA 100 INC.


                                     By:   /s/ Steven D. Shea
                                           ------------------
Date:  November 25, 2003                       Steven D. Shea
                                     Chief Financial Officer and Treasurer
                                     (Chief Financial Officer)

                                  EXHIBIT INDEX


Exhibit Number    Title
--------------    -----
     99.1 Press release issued by Media 100 Inc. on November 25, 2003, furnished in accordance with Item 12 of this Current
                Report on Form 8-K.